FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President – Investor Relations
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS THIRD QUARTER RESULTS AND
INCREASES FULL-YEAR GUIDANCE
     Third Quarter 2009
•	Net sales from continuing operations declined 17 percent to $2.1 billion.

•	Income from continuing operations, as reported, was $.14 per common share.

•	The Company had $1.2 billion of cash at September 30, 2009.

•	The Company has increased its estimate for 2009 full-year income (loss) from continuing operations to approximately $.05 to $(.05) per common share.

•	The Company has increased its estimate of 2009 free cash flow (before dividends) to approximately $450 million.
Taylor, Mich., (October 26, 2009) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended September 30, 2009 declined 17 percent to $2.1 billion compared with $2.5 billion for the third quarter of 2008. North American sales declined 17 percent and International sales declined 13 percent. In local currencies, International sales declined seven percent compared with the third quarter of 2008.
The third quarter of 2009 results were adversely affected by significantly lower sales volume of new home construction products and services, as well as a decline in consumer spending for home improvement products in both North American and International markets. The negative market conditions were partially offset by increased sales volume of paints and stains, the improved relationship between selling prices and commodity costs and benefits associated with business rationalizations and other cost savings initiatives.
Income from continuing operations was $.14 per common share in the third quarter of 2009 compared to income from continuing operations of $.09 per common share in the third quarter of 2008. The third quarter of 2008 was impacted by an unusually high tax rate; a normalized tax rate of 36 percent would have increased earnings by $.12 per common share.

1

“Although market conditions remain challenging, we are encouraged by our third quarter operating performance, which exceeded our expectations. Our sales continue to benefit from new product introductions and market share gains. Our gross profit margins were the highest we have achieved in the last seven quarters, as we continue to see the positive impact on our cost structure of the business rationalization initiatives we have implemented and our focus on quality and driving lean principles across the Company. We are proud of the worldwide Masco Team for their outstanding effort and contributions in a difficult operating environment” said Masco’s CEO Tim Wadhams.
The Company continues to focus on the rationalization of its businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the third quarters of 2009 and 2008, the Company incurred costs and charges of $21 million pre-tax ($.04 per common share, after tax) and $15 million pre-tax ($.03 per common share, after tax), respectively, related to these initiatives.
Outlook 2009
Business conditions remain difficult in the Company’s markets. The Company continues to estimate that 2009 housing starts will decline 40 percent to approximately 550,000 units. The Company also anticipates that consumer spending for home improvement products in North American and International markets will continue at reduced levels in the near-term.
While global economic conditions make forecasting future business activity difficult, the Company currently estimates that its 2009 sales will decline approximately 18 to 20 percent compared to 2008. The Company’s previous guidance estimated that its full-year 2009 sales decline would be 18 to 22 percent compared to 2008.
The Company currently estimates that its 2009 full-year income (loss) from continuing operations will approximate $.05 to $(.05) per common share. The full-year guidance includes approximately $92 million pretax ($.17 per common share, after tax) of costs and charges for plans undertaken to further rationalize the Company’s business, but does not include any additional costs and charges that may result from the continued evaluation of the Company’s businesses or any other charges. The Company’s previous guidance was loss from continuing operations in a range of $(.05) to $(.25) per common share for the full-year 2009.
While the Company expects to operate near break-even, the guidance includes an estimate of income tax expense, principally related to income tax liabilities in certain jurisdictions and losses in other jurisdictions that provide no tax benefit. As a result, quarterly and full-year results for 2009 will reflect unusual relationships between income taxes and income (loss) before income taxes. In the third quarter of 2009, the Company reported pre-tax income of $89 million and $26 million of tax expense. A normalized tax rate of 36 percent would have reduced third quarter 2009 earnings by $.02 per common share.
The Company estimates that 2009 free cash flow (cash from operations, after capital expenditures and before dividends) will be relatively strong and approximate $450 million. This compares with the Company’s previous guidance of free cash flow of approximately $360 million.

2

Although the Company is confident that the long-term fundamentals for the new home construction and home improvement markets are positive, the Company expects that market conditions will be challenging over the near-term, as global economies recover. The Company believes that its strong financial position (including cash of $1.2 billion at September 30, 2009, its ability to generate positive cash flow during 2009 and unused bank lines) together with its current strategy of re-aligning its cost structure, investing in leadership brands, driving innovation and re-engineering its supply chains, will allow it to drive long-term growth and create value for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2009 third quarter results and supplemental material, including a presentation in PDF format, will be distributed after the market closes on October 26, 2009 and will be available on the Company’s Web site at www.masco.com.
A conference call regarding items contained in this release is scheduled for Tuesday, October 27, 2009 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-0407 (confirmation #5313403). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site. A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #5313403) approximately two hours after the end of the call and will continue through November 3, 2009.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

3

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months and Nine Months Ended September 30, 2009 and 2008
(In Millions, Except Per Common Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net sales	$2,094	$2,511	$5,923	$7,560
Cost of sales	1,524	1,863	4,392	5,592

Gross profit	570	648	1,531	1,968
Selling, general and administrative expenses	432	454	1,272	1,398
Charge for defined-benefit plan curtailment	—	—	8	—

Operating profit	138	194	251	570
Other income (expense), net	(49)	(56)	(157)	(196)

Income from continuing operations before income taxes	89	138	94	374
Income taxes	26	92	35	207

Income from continuing operations	63	46	59	167
(Loss) from discontinued operations, net	(23)	(2)	(30)	(15)

Net income	40	44	29	152
Less: Net income attributable to non-controlling interest	12	11	27	35

Net income attributable to Masco Corporation	$28	$33	$2	$117

Earnings per common share attributable to Masco Corporation (diluted):
Income from continuing operations	$0.14	$0.09	$0.09	$0.36
(Loss) from discontinued operations, net	(0.06)	(0.01)	(0.08)	(0.04)

Net income attributable to Masco Corporation	$0.08	$0.09	$0.00	$0.31

Average diluted common shares outstanding	351	352	351	354

Amounts attributable to Masco Corporation:
Income from continuing operations	$51	$35	$32	$132
(Loss) from discontinued operations, net	(23)	(2)	(30)	(15)

Net income attributable to Masco Corporation	$28	$33	$2	$117

Masco Corporation
Key Financial Data As Reported — Unaudited
Q3 — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	9/30/2009	9/30/2008	Change

Net Sales	$2,094	$2,511	-17%
Operating Profit	$138	$194	N/A
Operating Profit % to Net Sales	6.6%	7.7%	(110)	bps

Other Income (Expense), Net	$(49)	$(56)	-13%
Income Tax	$26	$92	N/A

Income From Continuing Operations Attributable to Masco Corporation	$51	$35	N/A

Diluted EPS from Continuing Operations	$0.14	$0.09	N/A

Operating Expenses	9/30/2009	9/30/2008	Change

Cost of Sales	$1,524	$1,863	-18%
Gross Margin	27.2%	25.8%	140	bps
SG&A Expenses (Including GCE)	$432	$454	-5%
SG&A as a % of net sales	20.6%	18.1%	(250)	bps
General Corporate Expense (GCE)	$36	$32	13%
General Corp Expense as a % of net sales	1.7%	1.3%	40	bps

Business Segments	9/30/2009	9/30/2008	Change

Cabinets and Related Products:
Net Sales	$434	$584	-26%
Operating (Loss) Profit	$(16)	$23	N/A
Operating (Loss) Profit % to Net Sales	-3.7%	3.9%	(760)	bps

Plumbing Products:
Net Sales	$688	$788	-13%
Operating Profit	$93	$92	N/A
Operating Profit % to Net Sales	13.5%	11.7%	180	bps

Installation and Other Services:
Net Sales	$332	$492	-33%
Operating (Loss) Profit	$(34)	$10	N/A
Operating (Loss) Profit % to Net Sales	-10.2%	2.0%	(1,220)	bps

Decorative Architectural Products:
Net Sales	$474	$446	6%
Operating Profit	$122	$94	N/A
Operating Profit % to Net Sales	25.7%	21.1%	460	bps

Other Specialty Products:
Net Sales	$166	$201	-17%
Operating Profit	$16	$16	N/A
Operating Profit % to Net Sales	9.6%	8.0%	160	bps

Total Segment Reported:
Net Sales	$2,094	$2,511	-17%
Operating Profit	$181	$235	N/A
Operating Profit % to Net Sales	8.6%	9.4%	(80)	bps

Change in Key Retailer Sales	-4%	-11%

Masco Corporation
Key Financial Data As Reported — Unaudited
Q3 — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	9/30/2009	9/30/2008	Change

North America
Net Sales	$1,630	$1,975	-17%
Operating Profit	$123	$193	N/A
Operating Profit % to Net Sales	7.5%	9.8%	(230	)bps

International, principally Europe
Net Sales	$464	$536	-13%
Operating Profit	$58	$42	N/A
Operating Profit % to Net Sales	12.5%	7.8%	470	bps

Other	9/30/2009	9/30/2008

Dividend Payments	$27	$83
Cash Paid for Share Repurchases	$—	$13
Common Shares Repurchased	—	1

CAPEX	$20	$50

Depreciation and Amortization	$62	$60

Average diluted common shares outstanding	351	352

Masco Corporation
Key Financial Data As Reported — Unaudited
Q3 YTD — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	9/30/2009	9/30/2008	Change
Net Sales	$5,923	$7,560	-22%
Operating Profit	$251	$570	N/A
Operating Profit % to Net Sales	4.2%	7.5%	(330	)bps
Other Income (Expense), Net	$(157)	$(196)	-20%
Income Tax	$35	$207	N/A
Income From Continuing Operations Attributable to Masco Corporation	$32	$132	N/A
Diluted EPS from Continuing Operations	$0.09	$0.36	N/A

Operating Expenses	9/30/2009	9/30/2008	Change
Cost of Sales	$4,392	$5,592	-21%
Gross Margin	25.8%	26.0%	(20	)bps
SG&A Expenses (Including GCE)	$1,272	$1,398	-9%
SG&A as a % of net sales	21.5%	18.5%	(300	)bps
General Corporate Expense (GCE)	$96	$110	-13%
General Corp Expense as a % of net sales	1.6%	1.5%	(10	)bps

Business Segments	9/30/2009	9/30/2008	Change
Cabinets and Related Products:
Net Sales	$1,248	$1,788	-30%
Operating (Loss) Profit	$(56)	$88	N/A
Operating (Loss) Profit % to Net Sales	-4.5%	4.9%	(940	)bps

Plumbing Products:
Net Sales	$1,922	$2,422	-21%
Operating Profit	$201	$299	N/A
Operating Profit % to Net Sales	10.5%	12.3%	(180	)bps

Installation and Other Services:
Net Sales	$961	$1,486	-35%
Operating (Loss) Profit	$(104)	$8	N/A
Operating (Loss) Profit % to Net Sales	-10.8%	0.5%	(1,130	)bps

Decorative Architectural Products:
Net Sales	$1,365	$1,301	5%
Operating Profit	$313	$257	N/A
Operating Profit % to Net Sales	22.9%	19.8%	310	)bps

Other Specialty Products:
Net Sales	$427	$563	-24%
Operating Profit	$16	$37	N/A
Operating Profit % to Net Sales	3.7%	6.6%	(290	)bps

Total Segment Reported:
Net Sales	$5,923	$7,560	-22%
Operating Profit	$370	$689	N/A
Operating Profit % to Net Sales	6.2%	9.1%	(290	)bps
Change in Key Retailer Sales	-7%	-11%

Masco Corporation
Key Financial Data As Reported — Unaudited
Q3 YTD — 2009 and 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	9/30/2009	9/30/2008	Change
North America
Net Sales	$4,694	$5,935	-21%
Operating Profit	$261	$542	N/A
Operating Profit % to Net Sales	5.6%	9.1%	(350	)bps

International, principally Europe
Net Sales	$1,229	$1,625	-24%
Operating Profit	$109	$147	N/A
Operating Profit % to Net Sales	8.9%	9.0%	(10	)bps

Working Capital	9/30/2009	9/30/2008	Change
Receivable Days	50	50	—
Inventory Days	50	52	(2)
Payable Days	49	41	8
Working Capital (Receivables+Inventory-Payables)	$1,368	$1,805	-24%
Working Capital as a % of Sales (As Reported TTM1)	17.3%	17.6%	30	)bps

Other	9/30/2009	9/30/2008
Dividend Payments	$139	$251
Cash Paid for Share Repurchases[2]	$11	$160
Common Shares Repurchased[2]	2	9
CAPEX	$70	$142
Depreciation and Amortization	$190	$179
Return on Invested Capital (As Reported TTM)	-2.5%	5.8%
Return on Invested Capital (As Reconciled TTM)	2.4%	6.7%
Average diluted common shares outstanding	351	354
Average diluted common shares outstanding (October 1)	351	351

Debt Ratio	9/30/2009	9/30/2008
Long-Term Debt	$3,606	$3,915
Notes Payable	$369	$71
Total Debt	$3,975	$3,986

Shareholders’ Equity[3]	$3,069	$2,981

Debt to Capital	56%	57%

[1]-	Trailing Twelve Months.

[2]-	Common shares were repurchased to offset the effect of stock award grants in the first quarter of 2009.

[3]-	Shareholders’ Equity at 12/31/08 includes $135 million related to the noncontrolling interest reclassification.

Masco Corporation — 3rd Quarter 2009

Page

1	Condensed Consolidated Statements of Operations - 2009 & 2008 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations - 2009 & 2008 by Quarter — Unaudited

3	2009 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

4	2009 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

5	2009 Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

6	2008 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	2008 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

8	2008 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

9	Other Income (Expense), Net - 2009 & 2008 by Quarter — Unaudited

10	Condensed Consolidated Balance Sheets — Unaudited

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

12	Operating Profit and Margins — Unaudited

13	Operating (Loss) Profit and Shareholders’ Equity — Unaudited

14	Restatement for Discontinued Operations — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2009 & 2008 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2009					2008
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales			$2,094	$2,023	$1,806	$9,524	$1,964	$2,511	$2,622	$2,427
Cost of Sales			1,524	1,477	1,391	7,159	1,567	1,863	1,926	1,803

Gross Profit			570	546	415	2,365	397	648	696	624
(Gross Margin as a % of Sales)			27.2%	27.0%	23.0%	24.8%	20.2%	25.8%	26.5%	25.7%
SG&A Expense (before lines 1, 2, 3, 4)			389	403	377	1,661	382	413	445	421
(S,G&A Expense as a % of Sales)			18.6%	19.9%	20.9%	17.4%	19.5%	16.4%	17.0%	17.3%
Operating Profit (before lines 1, 2, 3, 4)			181	143	38	704	15	235	251	203
(Operating Margin as a % of Sales)			8.6%	7.1%	2.1%	7.4%	0.8%	9.4%	9.6%	8.4%
1 General Corporate Expense (GCE), Net			36	27	33	144	34	32	35	43
S,G&A Expense as a % of Sales (including lines 1,2,3,4)			20.6%	21.3%	23.1%	19.0%	21.2%	17.7%	18.3%	19.1%
2 Charge for Defined-Benefit Plan Curtailment			—	—	8	—	—	—	—	—
3 Charge for Litigation Settlement			7	—	—	9	—	9	—	—
4 Impairment Charges for Goodwill and Other Intangible Assets			—	—	—	467	467	—	—	—

Operating Profit (Loss) per F/S			$138	$116	$(3)	$84	$(486)	$194	$216	$160

Income (Loss) Per Common Share Attributable to Masco Corporation (Diluted):
Income (Loss) from Continuing Operations			$0.14	$0.19	$(0.25)	$(1.07)	$(1.44)	$0.09	$0.20	$0.06
(Loss) Income from Discontinued Operations, Net			(0.06)	(0.03)	0.01	(0.05)	(0.01)	(0.01)	0.02	(0.06)

Net Income (Loss)			$0.08	$0.15	$(0.23)	$(1.13)	$(1.45)	$0.09	$0.23	$—

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2009 & 2008 — by Quarter — Unaudited
Notes:
•	Data exclude discontinued operations.

•	Operating results for the first, second, and third quarters of 2009 include costs and charges related to business rationalizations and other initiatives of $24 million pre-tax ($.04 per common share, after tax), $22 million pre-tax ($.04 per common share, after tax), and $21 million pre-tax ($.04 per common share, after tax), respectively.

•	Operating results for the third quarter of 2009 include litigation settlement expense of $7 million pre-tax ($.01 per common share, after tax).

•	Operating results for the second quarter of 2009 include accelerated stock compensation expense of $6 million pre-tax ($.01 per common share, after tax).

•	Operating results for the first quarter of 2009 include a non-cash charge of $8 million pre-tax ($.01 per common share, after tax) related to the curtailment and remeasurement of certain of the Company’s defined-benefit pension plans.

•	Income from continuing operations for the first and second quarters of 2009 includes non-cash impairment charges for financial investments of $3 million pre-tax ($.01 per common share, after tax) and $7 million pre-tax ($.01 per common share, after tax), respectively.

•	(Loss) income from discontinued operations for the third quarter of 2009 include loss of $22 million pre-tax ($.06 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

•	Operating results for the fourth quarter of 2008 include non-cash impairment charges for goodwill and other intangible assets of $467 million pre-tax ($1.27 per common share, after tax).

•	Operating results for the first, second, third and fourth quarters of 2008 include costs and charges related to business rationalizations and other initiatives of $9 million pre-tax ($.02 per common share, after tax), $15 million pre-tax ($.03 per common share, after tax), $15 million per common share pre-tax ($.03 per common share, after tax) and $40 million pre-tax ($.08 per common share, after tax), respectively.

•	Income from continuing operations for the first, second, third and fourth quarters of 2008 includes non-cash impairment charges for financial investments of $26 million pre-tax ($.05 per common share, after tax), $3 million pre-tax, $1 million pre-tax and $28 million pre-tax ($.05 per common share, after tax), respectively.

•	(Loss) income from discontinued operations for the first and second quarters of 2008 includes non-cash charges for those business units that were expected to be divested at a loss of $43 million pre-tax ($.06 per common share, after tax) and $2 million pre-tax, respectively.

•	Per common share amounts for the four quarters of 2008 do not total to the per common share amounts for the year, primarily due to the timing of common stock transactions.

•	Income per common share amounts reflect the adoption of new Financial Accounting Standards Board (“FASB”) guidance regarding whether instruments granted in share-based transactions are participating securities which was effective January 1, 2009 and required retrospective application.

MASCO CORPORATION
Quarterly Segment Data — 2009
Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$434	$419	$395
- Plumbing Products			688	641	593
- Installation and Other Services			332	312	317
- Decorative Architectural Products			474	505	386
- Other Specialty Products			166	146	115

- Total			$2,094	$2,023	$1,806

- North America			$1,630	$1,630	$1,434
- International, principally Europe			464	393	372

- Total, as above			$2,094	$2,023	$1,806

Operating (Loss) Profit:
- Cabinets and Related Products			$(9)	$(2)	$(19)
- Plumbing Products			99	78	37
- Installation and Other Services			(27)	(27)	(28)
- Decorative Architectural Products			123	116	75
- Other Specialty Products			16	8	(5)

- Total			$202	$173	$60

- North America			$139	$141	$39
- International, principally Europe			63	32	21

- Total, as above			$202	$173	$60

General Corporate Expense (GCE), Net			36	27	31

Accelerated Stock Compensation Expense			—	6	—

Loss on Corporate Fixed Assets, Net			—	2	—

Charge for Litigation Settlement			7	—	—

Charge for Defined-Benefit Plan Curtailment			—	—	8

Operating Profit (after GCE and Adjustments)			159	138	21
Other Income (Expense), Net			(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes			$110	$89	$(38)

Margins:
- Cabinets and Related Products			-2.1%	-0.5%	-4.8%
- Plumbing Products			14.4%	12.2%	6.2%
- Installation and Other Services			-8.1%	-8.7%	-8.8%
- Decorative Architectural Products			25.9%	23.0%	19.4%
- Other Specialty Products			9.6%	5.5%	-4.3%
- Total			9.6%	8.6%	3.3%

- North America			8.5%	8.7%	2.7%
- International, principally Europe			13.6%	8.1%	5.6%
- Total, as above			9.6%	8.6%	3.3%
Notes:
•	Data exclude discontinued operations.

•	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

•	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2009
Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$434	$419	$395
- Plumbing Products			688	641	593
- Installation and Other Services			332	312	317
- Decorative Architectural Products			474	505	386
- Other Specialty Products			166	146	115

- Total			$2,094	$2,023	$1,806

- North America			$1,630	$1,630	$1,434
- International, principally Europe			464	393	372

- Total, as above			$2,094	$2,023	$1,806

Operating (Loss) Profit:
- Cabinets and Related
- Products			$(16)	$(12)	$(28)
- Plumbing Products			93	74	34
- Installation and Other Services			(34)	(34)	(36)
- Decorative Architectural Products			122	116	75
- Other Specialty Products			16	7	(7)

- Total			$181	$151	$38

- North America			$123	$119	$19
- International, principally Europe			58	32	19

- Total, as above			$181	$151	$38

General Corporate Expense (GCE), Net			36	27	33

Accelerated Stock Compensation Expense			—	6	—

Loss on Corporate Fixed Assets, Net			—	2	—

Charge for Litigation Settlement			7	—	—

Charge for Defined-Benefit Plan Curtailment			—	—	8

Operating (Loss) Profit (after GCE and Adjustments)			138	116	(3)
Other Income (Expense), Net			(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes			$89	$67	$(62)

Margins:
- Cabinets and Related
- Products			-3.7%	-2.9%	-7.1%
- Plumbing Products			13.5%	11.5%	5.7%
- Installation and Other Services			-10.2%	-10.9%	-11.4%
- Decorative Architectural Products			25.7%	23.0%	19.4%
- Other Specialty Products			9.6%	4.8%	-6.1%
- Total			8.6%	7.5%	2.1%

- North America			7.5%	7.3%	1.3%
- International, principally Europe			12.5%	8.1%	5.1%
- Total, as above			8.6%	7.5%	2.1%
Notes:
•	Data exclude discontinued operations.

•	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

•	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2009
Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$26		$7	$10	$9
- Plumbing Products	13		6	4	3
- Installation and Other Services	22		7	7	8
- Decorative Architectural Products	1		1	—	—
- Other Specialty Products	3		—	1	2

- Total	$65		$21	$22	$22

- North America	$58		$16	$22	$20
- International, principally Europe	7		5	—	2

- Total, as above	$65		$21	$22	$22

General Corporate Expense (GCE), Net	2		—	—	2

- Total	$67		$21	$22	$24

Notes:
-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Quarterly Segment Data — 2008
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,042	620	788	836	798
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,524	$1,964	$2,511	$2,622	$2,427

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,042	417	536	555	534

- Total, as above	$9,524	$1,964	$2,511	$2,622	$2,427

Operating Profit (Loss):
- Cabinets and Related Products	$86	$(12)	$29	$40	$29
- Plumbing Products	331	21	98	110	102
- Installation and Other Services	21	3	11	8	(1)
- Decorative Architectural Products	301	42	95	90	74
- Other Specialty Products	37	(1)	17	13	8

- Total	$776	$53	$250	$261	$212

- North America	$602	$38	$200	$207	$157
- International, principally Europe	174	15	50	54	55

- Total, as above	$776	$53	$250	$261	$212

General Corporate Expense (GCE), Net	137	32	32	30	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	9	—	9	—	—

Operating Profit (after GCE and Adjustments)	630	21	209	231	169

Other Income (Expense), Net	(283)	(87)	(56)	(56)	(84)

Income (Loss) from Continuing Operations before Income Taxes and Minority Interest	$347	$(66)	$153	$175	$85

Margins:
- Cabinets and Related Products	3.8%	-2.5%	5.0%	6.6%	4.9%
- Plumbing Products	10.9%	3.4%	12.4%	13.2%	12.8%
- Installation and Other Services	1.1%	0.8%	2.2%	1.6%	-0.2%
- Decorative Architectural Products	18.5%	12.8%	21.3%	18.9%	19.5%
- Other Specialty Products	5.2%	-0.7%	8.5%	6.7%	4.8%
- Total	8.1%	2.7%	10.0%	10.0%	8.7%

- North America	8.0%	2.5%	10.1%	10.0%	8.3%
- International, principally Europe	8.5%	3.6%	9.3%	9.7%	10.3%
- Total, as above	8.1%	2.7%	10.0%	10.0%	8.7%
Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets and charge for litigation settlement.

-	See 2008 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2008
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,042	620	788	836	798
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,524	$1,964	$2,511	$2,622	$2,427

- North America	$7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,042	417	536	555	534

- Total, as above	$9,524	$1,964	$2,511	$2,622	$2,427

Operating Profit (Loss):
Cabinets and Related Products	$4	$(84)	$23	$37	$28
- Plumbing Products	104	(195)	92	108	99
- Installation and Other Services	(46)	(54)	10	4	(6)
- Decorative Architectural Products	299	42	94	89	74
- Other Specialty Products	(124)	(161)	16	13	8

- Total	$237	$(452)	$235	$251	$203

- North America	$493	$(49)	$193	$200	$149
- International, principally Europe	(256)	(403)	42	51	54

- Total, as above	$237	$(452)	$235	$251	$203

General Corporate Expense (GCE), Net	144	34	32	35	43

(Gain) on Sales of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	9	—	9	—	—

Operating Profit (Loss) (after GCE and Adjustments)	84	(486)	194	216	160

Other Income (Expense), Net	(283)	(87)	(56)	(56)	(84)

(Loss) Income from Continuing Operations before Income Taxes and Minority Interest	$(199)	$(573)	$138	$160	$76

Margins:
- Cabinets and Related Products	0.2%	-17.2%	3.9%	6.1%	4.7%
- Plumbing Products	3.4%	-31.5%	11.7%	12.9%	12.4%
- Installation and Other Services	-2.5%	-14.4%	2.0%	0.8%	-1.2%
- Decorative Architectural Products	18.4%	12.8%	21.1%	18.7%	19.5%
- Other Specialty Products	-17.3%	-105.2%	8.0%	6.7%	4.8%
- Total	2.5%	-23.0%	9.4%	9.6%	8.4%

- North America	6.6%	-3.2%	9.8%	9.7%	7.9%
- International, principally Europe	-12.5%	-96.6%	7.8%	9.2%	10.1%
- Total, as above	2.5%	-23.0%	9.4%	9.6%	8.4%
Notes:

-	Data exclude discontinued operations.

-	Operating profit (loss) and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets and charge for litigation settlement.

-	See 2008 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2008
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$23	$13	$6	$3	$1
- Plumbing Products	24	13	6	2	3
- Installation and Other Services	15	5	1	4	5
- Decorative Architectural Products	2	—	1	1	—
- Other Specialty Products	8	7	1	—	—

- Total	$72	$38	$15	$10	$9

- North America	$47	$25	$7	$7	$8
- International, principally Europe	25	13	8	3	1

- Total, as above	$72	$38	$15	$10	$9

General Corporate Expense (GCE), Net	7	2	—	5	—

- Total	$79	$40	$15	$15	$9

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$59	$59	$—	$—	$—
- Plumbing Products	203	203	—	—	—
- Installation and Other Services	52	52	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	153	153	—	—	—

- Total	$467	$467	$—	$—	$—

- North America	$62	$62	$—	$—	$—
- International, principally Europe	405	405	—	—	—

- Total, as above	$467	$467	$—	$—	$—

General Corporate Expense (GCE), Net	—	—	—	—	—

- Total	$467	$467	$—	$—	$—

Notes:

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Other Income (Expense), Net
2009 & 2008 — by Quarter — Unaudited
(in millions)

	2009					2008
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense			$(56)	$(57)	$(56)	$(228)	$(56)	$(59)	$(57)	$(56)
Income from Cash and Cash Investments			2	1	3	22	5	6	5	6
Other Interest Income			1	—	—	2	1	1	—	—
Realized Gains (Losses) from Financial Investments, Net			—	—	—	1	1	—	3	(3)
Impairment Charges for Financial Investments			—	(7)	(3)	(58)	(28)	(1)	(3)	(26)
Other, Net			4	14	(3)	(22)	(10)	(3)	(4)	(5)

Total Other Income (Expense), Net			$(49)	$(49)	$(59)	$(283)	$(87)	$(56)	$(56)	$(84)

Notes:
•	Data exclude discontinued operations.

•	Other, Net, includes currency (losses) gains of ($2) million, $11 million, and $5 million, for the first, second, and third quarters of 2009, respectively.

•	Other, Net, includes currency (losses) of ($10) million, ($5) million, ($3) million, and ($11) million for the first, second, third and fourth quarters of 2008, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	September 30,	December 31,
	2009	2008
Assets
Current Assets:
Cash and Cash Investments	$1,199	$1,028
Receivables	1,193	999
Prepaid Expenses and Other	325	332
Inventories	798	941

Total Current Assets	3,515	3,300
Property and Equipment, Net	2,007	2,136
Goodwill	3,387	3,371
Other Intangible Assets, Net	293	299
Other Assets	360	377

Total Assets	$9,562	$9,483

Liabilities
Current Liabilities:
Notes Payable	$369	$71
Accounts Payable	623	531
Accrued Liabilities	867	945

Total Current Liabilities	1,859	1,547
Long-Term Debt	3,606	3,915
Deferred Income Taxes and Other	1,028	1,040

Total Liabilities	6,493	6,502

Shareholders’ Equity	3,069	2,981

Total Liabilities and Shareholders’ Equity	$9,562	$9,483

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(dollars in millions)

	Three Months Ended
	September 30,
	2009	2008	% Δ

Net Sales, As Reported	$2,094	$2,511	-16.6%
- Acquisitions	—	—
- Currency Translation	38	—

Net Sales, Excluding Acquisitions and Currency Translation	$2,132	$2,511	-15.1%

North America Net Sales, As Reported	$1,630	$1,975	-17.5%
- Acquisitions	—	—
- Currency Translation	3	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,633	$1,975	-17.3%

International Net Sales, As Reported	$464	$536	-13.4%
- Acquisitions	—	—
- Currency Translation	35	—

International Net Sales, Excluding Acquisitions and Currency Translation	$499	$536	-6.9%

	Nine Months Ended
	September 30,
	2009	2008	% Δ

Net Sales, As Reported	$5,923	$7,560	-21.7%
- Acquisitions	(9)	—
- Currency Translation	199	—

Net Sales, Excluding Acquisitions and Currency Translation	$6,113	$7,560	-19.1%

North America Net Sales, As Reported	$4,694	$5,935	-20.9%
- Acquisitions	(9)	—
- Currency Translation	20	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$4,705	$5,935	-20.7%

International Net Sales, As Reported	$1,229	$1,625	-24.4%
- Acquisitions	—	—
- Currency Translation	179	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,408	$1,625	-13.4%

Notes:
•	Data exclude discontinued operations.

•	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

•	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

•	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in millions)

	Three Months Ended September 30,
	2009		2008
	$	Margin	$	Margin
Operating Profit, As Reported	$138	6.6%	$194	7.7%
Impairment Charges for Goodwill and Other Intangible Assets	—		—
Business Rationalizations and Other Initiatives	21		15
Charge for Litigation Settlement	7		9
Charge for Defined-Benefit Plan Curtailment	—		—

Operating Profit, As Reconciled	$166	7.9%	$218	8.7%

	Nine Months Ended September 30,
	2009		2008
	$	Margin	$	Margin
Operating Profit, As Reported	$251	4.2%	$570	7.5%
Impairment Charges for Goodwill and Other Intangible Assets	—		—
Business Rationalizations and Other Initiatives	67		39
Charge for Litigation Settlement	7		9
Charge for Defined-Benefit Plan Curtailment	8		—

Operating Profit, As Reconciled	$333	5.6%	$618	8.2%

Notes:
•	Data exclude discontinued operations.

•	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORORATION
GAAP Reconciliation of Operating (Loss) Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
September 30,
2009

Operating (Loss) Profit, As Reported	$(235)
Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	467
Charge for Defined Benefit Plan Curtailment	8
Charge for Litigation Settlement	7

Operating Profit, As Reconciled	$247

	Twelve Months Ended
	September 30,
	2009	2008

Shareholders’ Equity, As Reported	$3,069	$3,750
Impairment Charges for Goodwill and Other Intangible Assets (after tax)	445	208
Charge for Defined Benefit Plan Curtailment (after tax)	5	—
Charge for Litigation Settlement (after tax)	4	6

Shareholders’ Equity, As Reconciled	$3,523	$3,964

Notes:
•	Data exclude discontinued operations.

•	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

•	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.

Masco Corporation
Restatement for Discontinued Operations — Unaudited
September 30, 2009

		March 31, 2009			June 30, 2009
		Discontinued			Discontinued
	As Reported	Operations	As Restated	As Reported	Operations	As Restated

Net Sales	$1,819	$13	$1,806	$2,036	$13	$2,023
Cost of Sales	1,403	12	1,391	1,490	13	1,477

Gross Profit	416	1	415	546	—	546
Selling, general and administrative expenses	415	5	410	434	4	430
Charge for defined benefit plan curtailment	8	—	8	—	—	—

Operating Profit (Loss)	(7)	(4)	(3)	112	(4)	116
Other income (expense), net	(59)	—	(59)	(49)	—	(49)

(Loss) Income from continuing operations before income taxes	(66)	(4)	(62)	63	(4)	67
Income tax expense (benefit)	8	(9)	17	1	9	(8)

(Loss) Income from continuing operations	(74)	5	(79)	62	(13)	75
(Loss) income from discontinued operations, net	—	5	5	1	(13)	(12)

Net (Loss) Income	(74)	—	(74)	63	—	63
Less: Net income attributable to noncontrolling interest	(7)	—	(7)	(8)	—	(8)

Net (Loss) Income Attributable to Masco Corporation	$(81)	$—	$(81)	$55	$—	$55

Earnings per common share attributable to Masco Corporation (diluted):

Income (Loss) from continuing operations	$(0.23)	$0.02	$(0.25)	$0.15	$(0.04)	$0.19
Income (Loss) from discontinued operations	—	0.02	0.01	—	(0.04)	(0.03)

Net income (Loss)	$(0.23)	$0.00	$(0.23)	$0.15	$0.00	$0.15

Average diluted common shares outstanding	351	351	351	350	350	350

Note: Earnings per common share may not add due to rounding and allocation to participating securities